                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                Investment Company Act file number 811-02631

                          Chestnut Street Exchange Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


                              400 Bellevue Parkway
                              Wilmington, DE 19809
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Edward J. Roach
                          Chestnut Street Exchange Fund
                              400 Bellevue Parkway
                              Wilmington, DE 19809
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


       registrant's telephone number, including area code: (302) 792-2555

                   Date of fiscal year end: December 31, 2006

                     Date of reporting period: June 30, 2006


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                          CHESTNUT STREET EXCHANGE FUND

                       (A CALIFORNIA LIMITED PARTNERSHIP)

David R. Wilmerding, Jr.
     Chairman
                                                                 August 14, 2006

Fellow Partner:

     Our Fund earned $3.31 per share of net investment income in the six months ended June 30, 2006. Earnings in the same period of 2005 were $2.99 per share. Dividend income increased by $140,212 in the first six months of 2006 compared to the same period of 2005, while interest income and expenses were reduced slightly.

     After providing for the $1.40 per share distribution to partners of record on June 29, 2006, the net asset value per partnership share on June 30, 2006 was $342.26. The net asset value on March 31, 2006, our last report date, was $343.29, and the value at June 30, 2005, was $331.24.

     A stock split added 57,292 shares of Schlumberger, Ltd. in the second quarter of 2006.

     Commentary on market conditions and a comparison of our Fund's performance to the Standard & Poor's 500 Index and the Dow Jones Industrial Average will be found in the accompanying Investment Adviser's Report.

     Your comments or questions concerning Chestnut Street Exchange Fund are welcomed.

                                      Yours sincerely,


                                      -s- David R. Wilmerding, Jr.

                                      David R. Wilmerding, Jr.

                           INVESTMENT ADVISER'S REPORT

SECOND QUARTER 2006

MARKET REVIEW

     For the quarter, the S&P 500 fell 1.44%, the Russell 1000 lost 1.66%, and the Russell 2000 plunged 5.03%. Once again, interest rates were the primary culprit as the Federal Reserve lifted its target Fed Funds rate to 5.25% at the end of June, inline with market expectations. However, the market interpreted the language in the official statement that accompanied the latest Fed action as "milder" in tone concerning inflation risks compared to other recent Fed comments. This line of reasoning then continued by speculating that additional rate hikes might be coming to an end or at least be slowing, which would likely benefit stocks in the short term. Such optimism may be rewarded with at least a "pause" in the trend of higher rates, but the Fed's upcoming moves remain more of a guessing game at the moment based upon the conflicting needs of restraining current inflationary pressures while also continuing to maintain healthy annual economic growth of about 3% or slightly more.

     The correction in US stock markets during the second quarter, which started in early May, resulted from both normal profit-taking due to the gains generated early in the year but also from a reassessment of the speculative risks being taken by investors in an environment where equities must confront some formidable headwinds. Consequently, value investing, large caps, and more defensive sectors re-emerged as the quarter's leaders. The Russell 1000 Value Index returned a positive 0.59% for the quarter while the Russell 1000 Growth Index dropped 3.9%. Similarly, the Russell 2000 Value Index was down 2.7%, but the Russell 2000 Growth Index dived 7.25%. Large-cap stocks outperformed small-caps for the quarter, but small-caps still lead for the year given their strong first quarter run. Interestingly, results for most of the major equity indices are positive on a year-to-date basis including the growth benchmarks.

     Energy, utilities, and consumer staples, which are all traditionally defensive sectors, dominated performance in the quarter. While the economy seems to be absorbing the shock of historically high energy prices surprisingly well, energy-related companies continue to generate enormous cash flows which may persist until demand falls noticeably. Technology was the weakest group, hurt by concerns over slowing economic growth. Within health care, service providers struggled during the second quarter, causing the sector to underperform. Basic materials companies were mostly lower following a frenzied race to record commodity prices for metals such as gold, aluminum, and copper followed by an equally frenzied sell-off by hedge funds and speculators. Industrials were mixed but have performed strongly for the year. Financials were stagnant again thanks to the Fed. Finally, consumer discretionary stocks were mostly lower on renewed concerns about consumer spending.

     With investors clinging to each word of the Federal Reserve policymakers, we expect market volatility to continue its upward trend. The Fed's delicate balancing act between promoting economic growth and maintaining price stability will determine whether the market can once again resume its upward momentum or continue to consolidate through the latter half of 2006. We remain cautious in the near-term as macroeconomic concerns overhang the market and investors attempt to time a cyclical interest rate peak.

PORTFOLIO REVIEW

     After a positive start to the quarter, domestic equity markets stumbled during May and early June as anxiety surrounding interest rates, inflation and slowing economic growth created a headwind for investors. Equities rallied in late June, but were unable to produce positive results for the quarter. Given its concentration in large cap, high quality companies the Chestnut Street Exchange Fund outperformed during the second quarter posting a modestly negative absolute return of 0.3%.

     The strong relative performance was driven by a diverse group of names in the portfolio. At the stock level, the top contributors to active returns during the quarter were Bank of America and Wells Fargo, which benefited from solid performance for the banking industry in the U.S., gaining 6.7% and 5.9% respectively. After being out of favor for several quarters, investors began to migrate towards large cap pharmaceutical companies during the second quarter. Our positions in Johnson & Johnson, Merck and Abbot Laboratories all made significant positive contributions to performance. Other individual positions that added value included 3M within industrials and Comcast in the consumer discretionary sector. Shares of Comcast rose over 25% during the quarter, as strong first quarter earnings and renewed confidence in growth helped to boost the share price.

     In contrast, the fund's positions in Moody's Corp. and Motorola created a drag on returns. Moody's shares slipped after the bond rating agency broke a 20-quarter streak of earnings surprises. Motorola also lost ground during the period, as lower first quarter earnings disappointed investors and contributing to the recent weakness.

     We continued to use Coca Cola to meet redemptions in kind during the quarter. Our view remains that revenue growth at Coca Cola will be challenging given the company's dependency on the carbonated soft drink market, which is suffering as consumers gravitate toward the health and wellness type drinks including Gatorade and bottled water. In addition, international markets are already well-penetrated and input costs are rising while pricing is competitive for the carbonated segments. Elsewhere, we began reducing the position in Fannie Mae due to slowing growth and the continued overhang from regulatory issues. With a slowing revenue growth rate, pressure on interest margins and slowing growth in the mortgage market, we do not expect the stock to perform well. Lastly, we eliminated the position in Marsh & McLennan during the quarter. We believe this stock will continue to underperform as it struggles with restructuring following the outflows from the Putnam asset management business. Other sectors of the business have not met expectations in recent quarters and the road to recovery appears quite long.

                     INVESTMENT ADVISER'S REPORT (CONCLUDED)

                             PERFORMANCE COMPARISON

     COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN CHESTNUT STREET EXCHANGE FUND(1) VS. S&P 500 INDEX AND DOW JONES INDUSTRIAL AVERAGE INDEX(2)

                               (PERFORMANCE GRAPH)

     The performance data represent past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

     In addition, the data does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund Shares.

                     FOR THE SIX MONTHS ENDED JUNE 30, 2006


                                                        AVERAGE ANNUAL TOTAL RETURNS
                                     -----------------------------------------------------------------
                                     6 MONTH   1 YEAR   3 YEAR   5 YEAR   10 YEAR   SINCE INCEPTION(3)
                                     -------   ------   ------   ------   -------   ------------------


Chestnut Street Exchange Fund.....     1.48%     4.46%    7.39%   1.86%     6.31%          12.19%
S&P 500 Index.....................     2.71%     8.63%   11.22%   2.50%     8.32%          12.25%
Dow Jones Industrial Average
  Index...........................     5.27%    11.15%    9.90%   3.45%     9.12%          12.38%


--------

  (1) The chart assumes a hypothetical $10,000 initial investment in the Fund made on January 1, 1996 and reflects Fund expenses. Investors should note that the Fund is an aggressively managed fund while the indices are unmanaged, do not incur expenses and are not available for investment.

  (2) Results of index performance are presented for general comparative purposes.

  (3) Cumulative since inception total returns were 2,905.84%, 2,922.45% and 3,029.38% for the Chestnut Street Exchange Fund, the S&P 500 Index and the Dow Jones Industrial Average Index, respectively for the period December 29, 1976 (inception) to June 30, 2006.

                                           BLACKROCK INVESTMENT MANAGEMENT CORP.

                                  FUND EXPENSES

                                   (UNAUDITED)

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; and other expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six months ended June 30, 2006.

ACTUAL EXPENSES

     The first line of the accompanying table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                          CHESTNUT STREET EXCHANGE FUND


                                                                             EXPENSES PAID
                                             BEGINNING          ENDING        DURING SIX
                                           ACCOUNT VALUE    ACCOUNT VALUE    MONTHS ENDING
                                          JANUARY 1, 2006   JUNE 30, 2006   JUNE 30, 2006*
                                          ---------------   -------------   --------------


Actual..................................     $1,000.00        $1,014.80          $2.20
Hypothetical (5% return before
  expenses).............................     $1,000.00        $1,022.61+         $2.21


--------

   * Expenses are calculated using the Fund's annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2006. Expenses are calculated by multiplying the annualized expense ratio by the average account value for such period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The expense ratio for the most recent fiscal half year may differ from the expense ratio based on one-year data in the Financial Highlights. The annualized expense ratio for the period was 0.44%. The Fund's ending account values on the first line of the table are based on the actual total return of 1.48% for the six month period ending June 30, 2006.

    + Hypothetical expenses are based on the Fund's actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

                        PORTFOLIO HOLDINGS SUMMARY TABLE

                                  JUNE 30, 2006

                                   (UNAUDITED)





                            % OF NET
SECURITY TYPE/INDUSTRY       ASSETS        VALUE
--------------------------  --------   ------------



COMMON STOCK:
  Basics..................      4.0%   $ 10,685,078
  Capital Equipment.......      7.9%     21,205,613
  Consumer Cyclicals......      8.8%     23,513,030
  Energy..................      7.2%     19,415,098
  Financial...............     24.6%     66,053,998
  Healthcare..............     23.6%     63,361,877
  Retail..................      0.5%      1,158,508
  Staples.................      2.9%      7,790,610
  Technology..............     13.3%     35,772,050
  Transportation..........      4.7%     12,525,810
  Utilities...............      1.8%      4,816,867
SHORT-TERM INVESTMENTS....      1.0%      2,695,308
LIABILITIES IN EXCESS OF
  OTHER ASSETS............     -0.3%       (812,367)
                              -----    ------------
  Net Assets..............    100.0%   $268,181,480
                              =====    ============


                          CHESTNUT STREET EXCHANGE FUND

                       (A CALIFORNIA LIMITED PARTNERSHIP)

                             STATEMENT OF NET ASSETS

                                  JUNE 30, 2006

                                   (UNAUDITED)




  SHARES                                        VALUE
----------                                  ------------


COMMON STOCKS--99.3%

            BASICS--4.0%
   100,609  Air Products &
              Chemicals, Inc. .....         $ $6,430,927
    86,032  Cabot Corp. ............           2,969,825
    42,373  Cabot Microelectronics
              Corp.*...............            1,284,326
                                            ------------
                                              10,685,078
                                            ------------

            CAPITAL EQUIPMENT--7.9%
    90,556  Emerson Electric Co. ...           7,589,498
   364,049  General Electric Co. ...          11,999,055
    39,154  Pitney Bowes, Inc. .....           1,617,060
                                            ------------
                                              21,205,613
                                            ------------

            CONSUMER CYCLICALS--8.8%
    99,829  Comcast Corp., Class
              A*...................            3,268,401
   129,129  Walt Disney Co. (The)...           3,873,870
    85,100  Procter & Gamble Co.
              (The)................            4,731,560
   144,103  3M Co. .................          11,639,199
                                            ------------
                                              23,513,030
                                            ------------

            ENERGY--7.2%
    41,979  BP plc ADR..............           2,922,158
   147,227  Exxon Mobil Corp. ......           9,032,376
   114,584  Schlumberger, Ltd. .....           7,460,564
                                            ------------
                                              19,415,098
                                            ------------

            FINANCIAL--24.6%
   111,332  American Express Co. ...           5,925,089
    22,266  Ameriprise Financial,
              Inc. ................              994,622
    28,441  American International
              Group, Inc. .........            1,679,441
   394,928  Bank of America Corp. ..          18,996,037
    48,853  Fannie Mae..............           2,349,829
    96,032  Moody's Corp. ..........           5,229,903
   140,310  J.P. Morgan Chase &
              Co. .................            5,893,020
    92,150  Wachovia Corp. .........           4,983,472
   298,190  Wells Fargo & Co. ......          20,002,585
                                            ------------
                                              66,053,998
                                            ------------

            HEALTHCARE--23.6%
   231,254  Abbott Laboratories,
              Inc. ................           10,084,987
    64,986  Baxter International,
              Inc. ................            2,388,885
    23,125  Hospira, Inc.*..........             992,988
    75,385  IMS Health, Inc. .......           2,024,087
   542,577  Johnson & Johnson.......          32,511,214
    45,931  Medco Health Solutions,
              Inc.*................            2,630,928
   349,404  Merck & Company, Inc. ..          12,728,788
                                            ------------
                                              63,361,877
                                            ------------

            RETAIL--0.1%
    44,558  Safeway, Inc.*..........           1,158,508
                                            ------------

            STAPLES--2.9%
   164,147  Coca Cola (The) Co. ....           7,061,604
    45,506  Sara Lee Corp. .........             729,006
                                            ------------
                                               7,790,610
                                            ------------

            TECHNOLOGY--13.3%
    30,192  Freescale Semiconductor,
              Inc., Class B*.......              887,645
    57,923  Hewlett-Packard Co. ....           1,835,001
    39,708  International Business
              Machines Corp. ......            3,050,369
 1,120,595  Intel Corp. ............          21,235,275
   139,643  Microsoft Corp. ........           3,253,682
   273,453  Motorola, Inc. .........           5,510,078
                                            ------------
                                              35,772,050
                                            ------------

            TRANSPORTATION--4.7%
   113,572  Burlington Northern
              Santa Fe Corp. ......            9,000,581
    37,922  Union Pacific Corp. ....           3,525,229
                                            ------------
                                              12,525,810
                                            ------------

            UTILITIES--1.8%
   143,830  Verizon Communications,
              Inc. ................            4,816,867
                                            ------------
                 Total Common Stocks
                   (Cost:
                   $38,596,536)....          266,298,539
                                            ------------

                 See Accompanying Notes to Financial Statements.

                       STATEMENT OF NET ASSETS (CONCLUDED)

    PAR                                         VALUE
----------                                  ------------



SHORT-TERM INVESTMENTS--1.0%
$2,500,000  Federal Home Loan Bank
              7/14/2006, 5.140%....         $  2,495,360
   200,000  Federal Home Loan Bank
              7/3/2006, 4.70%......              199,948
                                            ------------






TOTAL SHORT TERM INVESTMENTS
  (Cost: $2,695,308).......                  2,695,308
                                          ------------
TOTAL INVESTMENT IN SECURITIES
  (Cost: $41,291,844)......  100.3%        268,993,847
Other assets in excess of
  other liabilities........    0.1%            366,802
Distributions payable......   (0.4%)        (1,096,995)
Payable to:
  Investment Advisors (Note
     C)....................   (0.0%)           (73,914)
  Managing General Partners
     (Note C)..............   (0.0%)            (3,445)
  Custodian (Note C).......   (0.0%)            (1,175)
  Transfer Agent (Note C)..   (0.0%)            (3,640)
                                          ------------
NET ASSETS (Applicable to
  783,552 partnership
  shares outstanding)......  100.0%       $268,181,480
                             =====        ============
NET ASSET VALUE PER SHARE..               $     342.26
                                          ============

NET ASSETS APPLICABLE TO
  SHARES OWNED BY:
Limited partners (783,469
  shares)..................               $268,153,072
Managing general partners
  (83 shares)..............                     28,408
                                          ------------
Total net assets (783,552
  shares)..................               $268,181,480
                                          ============





--------
* Non-Income Producing

ADR-American Depository Receipt


                 See Accompanying Notes to Financial Statements.

                          CHESTNUT STREET EXCHANGE FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)

                             STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 2006
                                   (UNAUDITED)



INVESTMENT INCOME
  Dividends.............................   $ 3,171,671
  Interest..............................        42,833
                                           -----------
          Total investment income.......     3,214,504
                                           -----------
Expenses
  Investment advisory fees..............       456,821
  Managing general partners'
     compensation and officer's salary..        49,938
  Legal fees............................        31,001
  Custodian fees........................        12,320
  Printing expense......................         7,281
  Audit fees............................        10,882
  Transfer agent fees...................         8,395
  Insurance expense.....................        11,568
  Miscellaneous.........................         4,941
                                           -----------
       Total expenses...................       593,147
                                           -----------
          Net investment income.........     2,621,357
                                           -----------
REALIZED AND UNREALIZED GAIN(LOSS) ON
  INVESTMENTS:
  Realized gain from security
     transactions: distributed upon
     redemption of partnership shares...     6,057,193
  Unrealized appreciation of
     investments:
     Beginning of
       period............   $230,165,274
     End of period.......    227,702,003
                            ------------
          Net change in unrealized
            appreciation................    (2,463,271)
                                           -----------
          Net realized and unrealized
            gain on investments.........     3,593,922
                                           -----------
     Net increase in net assets
       resulting from operations........   $ 6,215,279
                                           ===========





                       STATEMENTS OF CHANGES IN NET ASSETS


                            SIX MONTHS
                               ENDED       YEAR ENDED
                             JUNE 30,     DECEMBER 31,
                               2006           2005
                           ------------   ------------
                            (UNAUDITED)


INCREASE/(DECREASE) IN
  NET ASSETS
  OPERATIONS:
     Net investment
       income...........   $  2,621,357   $  5,071,488
     Net realized gain
       from security
       transactions (for
       federal income
       tax purposes net
       gain is $0 and
       $928,780,
       respectively)....             --        928,780
     Excess of market
       value over book
       value of
       securities
       distributed upon
       redemption of
       partnership
       shares...........      6,057,193     28,437,435
     Increase/(decrease)
       in unrealized
       appreciation of
       investments......     (2,463,271)   (25,974,026)
                           ------------   ------------
     Increase in net
       assets resulting
       from operations..      6,215,279      8,463,677
                           ------------   ------------
  DISTRIBUTIONS TO
     PARTNERS FROM:
     Net investment
       income...........     (2,218,558)    (5,069,859)
                           ------------   ------------
  CAPITAL SHARE
     TRANSACTIONS:
     Net asset value of
       879 and 1,500
       shares issued in
       lieu of cash
       distributions....        302,403        494,407
     Cost of 21,977 and
       91,748 shares
       repurchased......     (7,507,411)   (30,657,931)
                           ------------   ------------
     Decrease in net
       assets from
       capital share
       transactions.....     (7,205,008)   (30,163,524)
                           ------------   ------------
  Total
     increase/(decrease)
     in net assets......     (3,208,287)   (26,769,706)
  NET ASSETS:
     Beginning of
       period...........    271,389,767    298,159,473
                           ------------   ------------
     End of period*.....   $268,181,480   $271,389,767
                           ============   ============





--------
* Includes undistributed net investment income of $410,636 and $7,837, respectively.




                 See Accompanying Notes to Financial Statements.

                          CHESTNUT STREET EXCHANGE FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)

                              FINANCIAL HIGHLIGHTS

          (FOR A SHARE OF THE FUND OUTSTANDING THROUGHOUT EACH PERIOD)



                                   SIX MONTHS
                                     ENDED                    YEARS ENDED DECEMBER 31,
                                    JUNE 30,    ----------------------------------------------------
                                      2006        2005       2004       2003       2002       2001
                                  -----------   --------   --------   --------   --------   --------
                                  (UNAUDITED)


Net Asset Value, Beginning of
  Period........................    $ 337.28    $ 333.18   $ 327.39   $ 264.29   $ 340.39   $ 362.68
                                    --------    --------   --------   --------   --------   --------
Income From Investment
  Operations:
  Net investment income.........        3.31        6.19       5.65       4.61       3.99       3.79
  Net gain (loss) on securities
     (both realized and
     unrealized)................        4.47        4.10       5.80      63.09     (76.09)    (22.30)
                                    --------    --------   --------   --------   --------   --------
       Total from investment
          operations............        7.78       10.29      11.45      67.70     (72.10)    (18.51)
                                    --------    --------   --------   --------   --------   --------
Less Distributions:
  From net investment income....       (2.80)      (6.19)     (5.66)     (4.60)     (4.00)     (3.78)
  From realized gains...........        0.00        0.00       0.00       0.00       0.00       0.00
                                    --------    --------   --------   --------   --------   --------
       Total distributions......       (2.80)      (6.19)     (5.66)     (4.60)     (4.00)     (3.78)
                                    --------    --------   --------   --------   --------   --------
Net Asset Value, End of Period..    $ 342.26    $ 337.28   $ 333.18   $ 327.39   $ 264.29   $ 340.39
                                    ========    ========   ========   ========   ========   ========
Total Return....................        1.48%       3.12%      3.56%     25.78%    (21.25)%    (5.05)%
                                    ========    ========   ========   ========   ========   ========
Ratios/Supplemental Data:
  Net Assets, End of Period
     (000's)....................    $268,181    $271,390   $298,159   $299,583   $267,987   $360,055
  Ratios to average net assets:
     Operating expenses.........        0.44%       0.43%      0.42%      0.43%      0.41%      0.39%
     Net investment income......        1.93%       1.82%      1.75%      1.57%      1.31%      1.12%


  Portfolio Turnover Rate.......        0.00%       0.82%      0.47%      1.18%      0.98%      0.00%




                 See Accompanying Notes to Financial Statements.

                          NOTES TO FINANCIAL STATEMENTS

                                   (UNAUDITED)

(A) ORGANIZATION

    Chestnut Street Exchange Fund (the "Fund"), a California Limited Partnership, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund's investment objective is to seek long-term growth of capital and, secondarily, current income. Effective January 1, 1998, the Fund changed its status for tax purposes from a partnership to a regulated investment company. The change resulted from the enactment of the "Publicly Traded Partnership" rules to the Internal Revenue Code in 1987, which first applied to the Fund after 1997.

(B) SIGNIFICANT ACCOUNTING PRINCIPLES

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

          SECURITY VALUATIONS

          Securities listed or traded on an exchange are valued generally at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, valued at the closing bid price on that day. Each security reported on the NASDAQ Stock Market, Inc. is valued at the NASDAQ Official Close Price. Securities for which market quotations are not readily available or are believed to be unreliable are valued at fair value as determined in good faith using methods approved by the Managing General Partners. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

          SECURITIES TRANSACTIONS AND INVESTMENT INCOME

          Securities transactions are accounted for on a trade date basis. Realized gains and losses on sales and redemptions in kind are computed on the basis of specific identification for both financial reporting and income tax purposes. For securities exchanged into the Fund at the Fund's inception in 1976, the cost for financial reporting purposes is the value of those securities as used in the Exchange. The cost, for income tax purposes, of securities exchanged into the Fund is the tax basis of the individual investor. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

          DISTRIBUTIONS

          Distributions from net investment income are paid quarterly and recorded on the ex-dividend date. Distributions of capital gains, if any, are paid annually and recorded on the ex-dividend date.

          FEDERAL INCOME TAXES

          The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income which is distributed to shareholders. The Fund may elect not to distribute long-term capital gains to shareholders, but retain these gains and pay the income tax at the applicable corporate income tax rate. If the Fund elects to pay the tax on long-term capital gains, on the last day of the year the tax is paid, the partners are entitled to a proportionate credit for the tax payment and the tax basis of their shares is increased by the amount of undistributed gains less the tax paid by the Fund. At December 31, 2005, the Fund had a capital loss carryforward of $5,286,081, of which $1,359,480 expires December 31, 2010, $3,705,400 expires December 31,
          2011 and $221,201 expires December 31, 2012. Therefore, no provision for federal income taxes is recorded in the financial statements.

(C) INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    PNC Bank and BlackRock Institutional Management Corporation ("BIMC"), a majority-owned subsidiary of PNC Bank, are co-investment advisers to the Fund pursuant to an Advisory Agreement dated January 1, 1998. In June 1998, PNC Bank and BIMC restructured their operations and BlackRock Financial Management, Inc. ("BFM"), a majority-owned subsidiary of PNC Bank, assumed the rights and obligations of PNC Bank under the Advisory Agreement. The Fund pays BIMC an investment advisory fee for advisory, accounting and administrative services of BIMC and BFM.

    The Advisory Agreement provides for a fee at the annual rate of 4/10ths of 1% of the first $100,000,000 of the Fund's average daily net assets plus 3/10ths of 1% of net assets exceeding $100,000,000.

    PFPC Inc., an affiliate of PNC Bank, serves as the Fund's transfer and dividend disbursing agent. As compensation for these services, PFPC Inc. is entitled to a fee equal to $12,500 per year plus related out-of-pocket expense.

    PFPC Trust Company, a subsidiary of PFPC Inc, serves as the Fund's custodian. As compensation for its services as custodian, PFPC Trust Company is entitled to a fee computed at an annual rate of .0065% of the Fund's average gross assets plus additional fees based on the number and type of transactions.

    The managing general partners each receive a fixed fee as compensation for their services. In addition, the President, Treasurer and Chief Compliance Officer receives additional payments for overseeing the Fund's activities including compliance with federal securities laws, plus reimbursements of related expenses. Total payments to or for the managing general partners amounted to $49,938.

    Legal fees amounting to $31,001 were paid to Drinker, Biddle & Reath LLP. Michael P. Malloy, Esq., Secretary of the Fund, is a partner of that firm.

(D) INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities (excluding short-term obligations) were $0.00 and $0.00 respectively, for the six-months ended June 30, 2006.

(E) NET ASSETS

    At June 30, 2006, net assets consisted of:



Undistributed net investment income..........................  $    410,636
Accumulated net realized losses on securities................    (5,286,081)
Net unrealized appreciation of investments (book basis)......   227,702,003
Other capital -- paid-in or reinvested.......................    45,354,922
                                                               ------------
                                                               $268,181,480
                                                               ============



(F) IN-KIND DISTRIBUTION OF SECURITIES

    During the six-months ended June 30, 2006, the Fund distributed portfolio securities in lieu of cash for most shareholder redemptions. The value of these redemptions was as follows:


                          NET REALIZED                FUND
VALUE OF THE              GAIN INCLUDED              SHARES
 REDEMPTIONS             IN REDEMPTIONS             REDEEMED
------------             --------------             --------


  $7,451,484               $6,057,193                21,946


    Net realized gains from these transactions are not taxable to the Fund. Such gains are not distributed to shareholders and will be reclassified to paid-in capital at the Fund's fiscal year end. These transactions were completed following guidelines approved by the Managing General Partners.

(G) INDEMNIFICATIONS

    In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is immaterial. The Fund has not had prior claims or losses pursuant to the contracts and expects the risk of loss to be remote.

(H) PENDING MEETING OF PARTNERS

    BlackRock, Inc. ("BlackRock"), the parent company of the Fund's advisers, and Merrill Lynch & Co, Inc. ("Merrill Lynch") announced on February 15, 2006 that they had reached an agreement pursuant to which Merrill Lynch will contribute its investment management business, Merrill Lynch Investment Managers, to BlackRock, to form a new asset management company. Although BlackRock has informed the Board that it does not believe the Transaction will be an assignment of our current investment advisory agreement under the Investment Company Act of 1940, it is possible that the Transaction could be determined to be such an assignment, which would result in the automatic termination of the current agreement. Due to this uncertainty, Chestnut Street Exchange Fund will be submitting a new investment advisory agreement to the Partners to prevent any potential disruption in the adviser's ability to provide services after the Transaction is completed. The Fund's total fees for advisory services will remain the same under its new investment advisory agreement. Information relative to this change and the necessary meeting of Partners to approve the change and other business will be forwarded to you.

ADDITIONAL INFORMATION (UNAUDITED)

FORM N-PX

A description of the Fund's Proxy Voting Policies and Procedures as well as information regarding the voting of proxies relating to portfolio securities for the most recent 12-month period ended June 30, 2006, are available upon request and without charge by calling (800) 852-4750 or by visiting the Securities and Exchange Commission's ("SEC" 's) website at http://www.sec.gov.

FORM N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling
(800) SEC-0330.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            MANAGING GENERAL PARTNERS
                               Richard C. Caldwell
                                 Edward J. Roach
                               Langhorne B. Smith
                            David R. Wilmerding, Jr.


                               INVESTMENT ADVISERS
                      BlackRock Financial Management, Inc.
                                       and
                             BlackRock Institutional
                             Management Corporation
                              100 Bellevue Parkway
                           Wilmington, Delaware 19809


                                 TRANSFER AGENT
                                    PFPC Inc.
                                  P.O. Box 8950
                           Wilmington, Delaware 19899
                                 (800) 852-4750



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      /CHESTNUT  STREET EXCHANGE FUND LOGO/


                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2006
                                   (UNAUDITED)


                          CHESTNUT STREET EXCHANGE FUND

                              400 Bellevue Parkway
                           Wilmington, Delaware 19809
                                 (302) 792-2555
                     Edward J. Roach, President & Treasurer

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ITEM 2. CODE OF ETHICS.

Not applicable.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b)
            under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

      (a)(1) Not applicable.

      (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
             Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

      (a)(3) Not applicable.

      (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
             Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                  Chestnut Street Exchange Fund
            --------------------------------------------------------------------

By (Signature and Title)*  /s/ Edward J. Roach
                         -------------------------------------------------------
                           Edward J. Roach, President & Treasurer
                           (Principal Executive and Principal Financial Officer)

Date        August 23, 2006
    --------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Edward J. Roach
                         -------------------------------------------------------
                           Edward J. Roach, President & Treasurer
                           (Principal Executive and Principal Financial Officer)

Date        August 23, 2006
    ----------------------------------------------------------------------------




* Print the name and title of each signing officer under his or her signature.